UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21511

Lazard Global Total Return and Income Fund, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/23

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Global Total Return
and Income Fund, Inc.

Semi-Annual Report

June 30, 2023

Lazard Global Total Return and Income Fund, Inc.

Managed Distribution Policy

(unaudited)

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund’s Board of Directors (the “Board”) has adopted a Managed Distribution Policy to distribute to its stockholders a periodic, level distribution as frequently as monthly, based on a fixed amount per share, a fixed percentage of market price or a fixed percentage of the Fund’s net asset value per common share. Pursuant to the Managed Distribution Policy, the Fund currently distributes a monthly distribution on its common stock equal to, on an annualized basis, 7.0% of the Fund’s net asset value per share as of the close of markets on the last business day of the previous calendar year. The 2023 monthly distribution rate pursuant to the Managed Distribution Policy is set at $0.09339 per share.

The Fund intends to distribute all available investment income to its stockholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) to fund distributions is not earned on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to stockholders in order to maintain monthly distributions at the rate set forth above. The Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

You should not draw any conclusions about the Fund’s investment performance from the amount of its monthly distributions or from the terms of the Managed Distribution Policy. The Fund’s total return performance is presented in the financial highlights included in this report.

The Managed Distribution Policy provides that the Board may amend or terminate the Managed Distribution Policy at any time without prior notice to Fund stockholders, including, for example, in response to changes in market conditions, interest rates and/or currency exchange rates or regulatory requirements. The amendment or termination of the Managed Distribution Policy could have the effect of creating a market trading discount (if the Fund’s common stock is trading at or above its net asset value) or widening an existing trading discount.

Lazard Global Total Return and Income Fund, Inc.

Lazard Global Total Return and Income Fund, Inc.

Performance Overview

(unaudited)

Comparison of Changes in Value of $10,000 Investment in
LGI, the MSCI ACWI and the MSCI World/ACWI Linked Index*

10 Year Change in Value of $10,000 Investment	Value at 6/30/23

LGI at Market Price	$22,813
LGI at Net Asset Value	21,320
MSCI ACWI	23,154
MSCI World/ACWI Linked Index	23,673

Average Annual Total Returns*
Periods Ended June 30, 2023

	One year	Five year	Ten year
Market Price	10.31%	7.43%	8.60%
Net Asset Value	18.28%	8.35%	7.87%
MSCI ACWI	16.53%	8.10%	8.75%
MSCI World/ACWI Linked Index	16.53%	8.10%	9.00%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; market price of Lazard Global Total Return and Income Fund, Inc. (the “Fund” or “LGI”) will fluctuate, so that Fund shares, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and may differ from amounts reported in the financial highlights.

The performance data of the indices have been prepared from sources and data that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) believes

Lazard Global Total Return and Income Fund, Inc.

Performance Overview (concluded)

(unaudited)

to be reliable, but no representation is made as to their accuracy. The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging markets country indices. The MSCI World/ACWI Linked Index is an unmanaged index created by the Investment Manager that links the performance of the MSCI World Index for all periods through August 31, 2016 (when the Fund changed its Global Equity Strategy) and the MSCI ACWI for all periods thereafter. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

Ten Largest Equity Holdings
June 30, 2023 (unaudited)

Security	Fair Value	Percentage of Net Assets
Microsoft Corp.	$10,116,762	4.4%
Alphabet, Inc., Class A	8,255,110	3.6
Amazon.com, Inc.	6,987,296	3.1
Accenture PLC, Class A	5,642,077	2.5
Wolters Kluwer NV	5,528,359	2.4
Aon PLC, Class A	5,198,022	2.3
Thermo Fisher Scientific, Inc.	4,955,060	2.2
IQVIA Holdings, Inc.	4,766,697	2.1
Visa, Inc., Class A	4,683,818	2.0
RELX PLC	4,680,844	2.0

Portfolio Holdings Presented by Sector
June 30, 2023 (unaudited)

Sector	Percentage of Total Investments
Communication Services	6.3%
Consumer Discretionary	12.1
Consumer Staples	10.8
Financials	15.0
Health Care	10.5
Industrials	14.7
Information Technology	17.5
Materials	0.7
Sovereign Debt	6.8
Short-Term Investments	5.6
Total Investments	100.0%

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

June 30, 2023 (unaudited)

Description	Shares	Fair Value
Common Stocks—97.5%
Australia—0.8%
Computershare Ltd.	122,113	$1,911,873
Canada—4.6%
Dollarama, Inc.	44,068	2,984,549
National Bank of Canada	61,933	4,614,295
Toromont Industries, Ltd.	36,950	3,035,492
		10,634,336
China—2.4%
NXP Semiconductors NV	16,065	3,288,184
Tencent Holdings, Ltd.	52,800	2,247,302
		5,535,486
Denmark—1.0%
Carlsberg AS, Class B	13,831	2,211,474
Finland—1.0%
Kone OYJ, Class B	41,697	2,178,089
France—4.9%
Legrand SA	19,797	1,963,895
LVMH Moet Hennessy Louis Vuitton SE	4,075	3,845,683
Pernod Ricard SA	11,923	2,634,260
Thales SA	18,745	2,805,901
		11,249,739
Germany—0.8%
Merck KGaA	11,432	1,890,080
Hong Kong—1.1%
AIA Group, Ltd.	243,200	2,481,414
India—1.4%
HDFC Bank, Ltd. ADR	46,928	3,270,882
Japan—3.4%
BayCurrent Consulting, Inc.	43,100	1,619,247
Kadokawa Corp.	88,100	2,112,919
Nintendo Co. Ltd.	53,200	2,419,950
Shimano, Inc.	9,500	1,590,174
		7,742,290
Netherlands—3.4%
ASM International NV	5,082	2,161,269
Wolters Kluwer NV	43,539	5,528,359
		7,689,628

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2023 (unaudited)

Description	Shares	Fair Value
Spain—1.1%
Industria de Diseno Textil SA	62,769	$2,438,717
Sweden—2.0%
Assa Abloy AB, Class B	58,620	1,407,131
Hexagon AB, B Shares	248,569	3,060,661
		4,467,792
Switzerland—4.0%
ABB, Ltd.	97,906	3,852,435
Partners Group Holding AG	2,331	2,194,852
Swatch Group AG	10,628	3,114,955
		9,162,242
Taiwan—1.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	42,514	4,290,513
United Kingdom—6.6%
Coca-Cola Europacific Partners PLC	46,260	2,980,532
Diageo PLC	73,734	3,162,889
RELX PLC	140,382	4,680,844
Unilever PLC	80,495	4,197,211
		15,021,476
United States—57.1%
Accenture PLC, Class A	18,284	5,642,077
Alphabet, Inc., Class A (*)	68,965	8,255,110
Amazon.com, Inc. (*)	53,600	6,987,296
Amphenol Corp., Class A	32,840	2,789,758
Aon PLC, Class A	15,058	5,198,022
Avery Dennison Corp.	10,070	1,730,026
Bank of America Corp.	77,868	2,234,033
Booz Allen Hamilton Holding Corp.	40,203	4,486,655
BRP, Inc.	24,002	2,029,050
Charles Schwab Corp.	49,395	2,799,709
Coca-Cola Co.	65,038	3,916,588
Danaher Corp.	18,543	4,450,320
Deere & Co.	6,282	2,545,403
Estee Lauder Cos., Inc., Class A	14,836	2,913,494
Intercontinental Exchange, Inc.	37,174	4,203,636
IQVIA Holdings, Inc. (*)	21,207	4,766,697
Johnson & Johnson	28,177	4,663,857
McDonald’s Corp.	11,234	3,352,338
Microsoft Corp.	29,708	10,116,762

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2023 (unaudited)

Description	Shares	Fair Value
Motorola Solutions, Inc.	15,075	$4,421,196
NIKE, Inc., Class B	22,728	2,508,489
Procter & Gamble Co.	24,232	3,676,964
PTC, Inc. (*)	20,896	2,973,501
Rockwell Automation, Inc.	9,887	3,257,272
S&P Global, Inc.	9,807	3,931,528
Sysco Corp.	23,588	1,750,230
Texas Instruments, Inc.	20,935	3,768,719
Thermo Fisher Scientific, Inc.	9,497	4,955,060
TopBuild Corp. (*)	7,334	1,950,991
UnitedHealth Group, Inc.	6,267	3,012,171
Visa, Inc., Class A	19,723	4,683,818
Warner Music Group Corp., Class A	38,672	1,008,952
Wells Fargo & Co.	61,247	2,614,022
Zoetis, Inc.	17,809	3,066,888
		130,660,632
Total Common Stocks (Cost $158,333,516)		222,836,663

Description	Principal Amount (000) («)	Fair Value
Foreign Government Obligations—7.6%
Brazil—3.0%
Brazil Notas do Tesouro Nacional:
10.00%, 01/01/27	7,396	$1,532,989
10.00%, 01/01/29	26,360	5,376,316
		6,909,305
Indonesia—0.7%
Indonesia Treasury Bonds, 8.375%, 09/15/26	22,166,000	1,582,705
Malaysia—1.9%
Malaysia Government Bonds:
3.502%, 05/31/27	10,260	2,190,266
3.733%, 06/15/28	10,500	2,261,206
		4,451,472
Mexico—1.2%
Mexico Bonos, 7.75%, 05/29/31	49,000	2,707,130

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2023 (unaudited)

Description	Principal Amount (000) («)	Fair Value
South Africa—0.8%
South Africa Government Bonds, 10.50%, 12/21/26	32,000	$1,765,901
Total Foreign Government Obligations (Cost $19,039,860)		17,416,513

Description	Shares	Fair Value
Short-Term Investments—6.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.02% (7 day yield) (Cost $14,252,376)	14,252,376	$14,252,376
Total Investments—111.3% (Cost $191,625,752) (»)		$254,505,552
Liabilities in Excess of Cash and Other Assets—(11.3)%		(25,869,424)
Net Assets—100.0%		$228,636,128

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2023 (unaudited)

Forward Currency Contracts open at June 30, 2023:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CLP	2,691,044,250	USD	3,253,000	CIT	08/28/23	$80,017	$—
CNY	24,654,745	USD	3,623,300	HSB	02/05/24	—	165,411
COP	4,640,552,000	USD	874,586	CIT	08/10/23	225,404	—
COP	5,525,147,430	USD	1,111,000	CIT	08/10/23	198,672	—
COP	10,056,900,000	USD	2,100,000	JPM	09/06/23	269,167	—
HUF	1,749,757,107	USD	4,973,655	CIT	09/11/23	65,529	—
IDR	73,902,495,000	USD	4,761,820	CIT	12/27/23	138,515	—
ILS	11,519,982	USD	3,204,000	CIT	09/26/23	—	86,293
INR	542,269,070	USD	6,492,071	CIT	01/16/24	66,216	—
KRW	4,314,804,000	USD	3,254,000	HSB	11/06/23	44,400	—
KZT	797,268,000	USD	1,686,804	SCB	09/20/23	17,270	—
KZT	1,119,110,000	USD	2,270,000	SCB	09/20/23	121,976	—
MXN	84,776,286	USD	4,455,110	HSB	09/29/23	417,936	—
PEN	8,907,597	USD	2,275,830	CIT	11/03/23	159,121	—
PHP	181,115,290	USD	3,262,163	JPM	12/13/23	1,543	—
PLN	9,779,888	USD	2,230,000	CIT	08/01/23	171,965	—
PLN	4,614,150	EUR	943,203	CIT	08/16/23	101,067	—
PLN	5,067,035	USD	1,126,000	CIT	08/16/23	117,564	—
RON	22,951,768	EUR	4,622,937	JPM	08/04/23	—	4,851
RON	4,752,300	USD	1,052,227	JPM	11/06/23	—	8,871
SGD	4,320,380	USD	3,275,000	SCB	01/31/24	—	51,583
THB	12,378,300	USD	375,498	CIT	09/06/23	—	24,208
THB	41,799,240	USD	1,164,000	CIT	09/06/23	22,243	—
USD	965,213	BRL	4,973,258	HSB	11/16/23	—	51,343
UYU	214,972,580	USD	5,640,326	JPM	09/28/23	21,317	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$2,239,922	$392,560

Currency Abbreviations:

BRL	—	Brazilian Real	ILS	—	Israeli Shekel	PLN	—	Polish Zloty
CLP	—	Chilean Peso	INR	—	Indian Rupee	RON	—	New Romanian Leu
CNY	—	Chinese Renminbi	KRW	—	South Korean Won	SGD	—	Singapore Dollar
COP	—	Colombian Peso	KZT	—	Kazakhstan Tenge	THB	—	Thai Baht
EUR	—	Euro	MXN	—	Mexican New Peso	USD	—	United States Dollar
HUF	—	Hungarian Forint	PEN	—	Peruvian New Sol	UYU	—	Uruguayan Peso
IDR	—	Indonesian Rupiah	PHP	—	Philippine Peso

Counterparty Abbreviations:

CIT	—	Citibank N.A.
HSB	—	HSBC Bank USA N.A.
JPM	—	JPMorgan Chase Bank N.A.
SCB	—	Standard Chartered Bank

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

June 30, 2023 (unaudited)

(*)	Non-income producing security.
(«)	Principal amount denominated in respective country’s currency.
(»)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt

Portfolio holdings by industry† (as a percentage of net assets):

Common Stocks:
Aerospace & Defense	1.2%
Banks	5.6
Beverages	6.5
Broadline Retail	4.4
Building Products	0.6
Capital Markets	5.7
Communications Equipment	1.9
Consumer Staples Distribution & Retail	0.8
Containers & Packaging	0.8
Electrical Equipment	4.0
Electronic Equipment, Instruments & Components	2.6
Entertainment	1.5
Financial Services	2.0
Health Care Providers & Services	1.3
Hotels, Restaurants & Leisure	1.5
Household Durables	0.9
Household Products	1.6
Insurance	3.4
Interactive Media & Services	4.6
IT Services	3.3
Leisure Products	1.6
Life Sciences Tools & Services	6.2
Machinery	2.1
Media	0.9
Personal Care Products	3.1
Pharmaceuticals	4.2
Professional Services	7.1
Semiconductors & Semiconductor Equipment	5.9
Software	5.7
Specialty Retail	1.1
Textiles, Apparel & Luxury Goods	4.1
Trading Companies & Distributors	1.3
Subtotal	97.5
Foreign Government Obligations	7.6
Short-Term Investments	6.2
Total Investments	111.3%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2023 (unaudited)

ASSETS
Investments in securities, at fair value (cost $191,625,752)	$254,505,552
Foreign currency, at fair value (cost $424,682)	427,120
Dividends and interest receivable	959,544
Gross unrealized appreciation on forward currency contracts	2,239,922
Total assets	$258,132,138

LIABILITIES
Cash collateral due to broker on forward currency contracts	1,500,000
Management fees payable	217,617
Accrued directors’ fees	4,614
Line of credit outstanding	27,175,000
Gross unrealized depreciation on forward currency contracts	392,560
Other accrued expenses and payables	206,219
Total liabilities	$29,496,010
Net assets	$228,636,128

NET ASSETS
Paid in capital (Note 2(f))	$168,016,593
Distributable earnings (Accumulated loss)	60,619,535
Net assets	$228,636,128
Shares of common stock outstanding*	13,012,942
Net asset value per share	$17.57
Market value per share	$15.61

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2023 (unaudited)

INVESTMENT INCOME (LOSS)

Income:
Dividends (net of foreign withholding taxes of $94,408)	$2,018,611
Interest (net of foreign withholding taxes of $2,893)	880,501
Total investment income	2,899,112

Expenses:
Management fees (Note 3)	1,275,698
Professional services	136,856
Stockholders’ reports	65,969
Custodian fees	34,320
Administration fees	24,385
Stockholders’ services	15,790
Directors’ fees and expenses	9,352
Other	51,299
Total expenses before interest expense	1,613,669
Interest expense	728,329
Total expenses	2,341,998
Net investment income (loss)	557,114

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(696,114)
Foreign currency transactions	(373,578)
Forward currency contracts	4,996,269
Total net realized gain (loss)	3,926,577
Net change in unrealized appreciation (depreciation) on:
Investments	23,969,508
Foreign currency translations	123,489
Forward currency contracts	(983,658)
Total net change in unrealized appreciation (depreciation)	23,109,339
Net realized and unrealized gain (loss)	27,035,916
Net increase (decrease) in net assets resulting from operations	$27,593,030

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (unaudited)	Year Ended December 31, 2022

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$557,114	$682,948
Net realized gain (loss)	3,926,577	17,644,540
Net change in unrealized appreciation (depreciation)	23,109,339	(68,743,310)
Net increase (decrease) in net assets resulting from operations	27,593,030	(50,415,822)

Distributions to Stockholders (Note 2(f)):
Net investment income and net realized gains	(7,291,672)	(19,473,977)
Net decrease in net assets resulting from distributions	(7,291,672)	(19,473,977)

Capital Stock Transactions:
Net proceeds from reinvestment of distributions	—	55,711
Net increase in net assets from capital stock transactions	—	55,711
Total increase (decrease) in net assets	20,301,358	(69,834,088)
Net assets at beginning of period	208,334,770	278,168,858
Net assets at end of period	$228,636,128	$208,334,770

Transactions in Capital Shares:
Common shares outstanding at beginning of period	13,012,942	13,009,661
Shares issued to stockholders from reinvestment of distributions	—	3,281
Net increase (decrease)	—	3,281
Common shares outstanding at end of period	13,012,942	13,012,942

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2023 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$27,593,030
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
(Increase) Decrease in dividends and interest receivable	(79,799)
Increase (Decrease) in cash collateral due to broker on forward currency contracts	290,000
Accretion of bond discount and amortization of bond premium, net	98,968
Increase (Decrease) in other accrued expenses and payables	6,101
Net realized (gain) loss	(3,926,577)
Net change in unrealized (appreciation) depreciation translations and forward currency contracts	(23,109,339)
Net settlement of foreign currency contracts	4,996,269
Purchases of long-term investments	(11,231,181)
Proceeds from disposition of long-term investments	21,252,575
Purchases of short-term investments, net	(9,334,213)
Net cash provided by (used in) operating activities	6,555,834

Cash flows from financing activities:
Cash distributions paid (net of dividend reinvestments) (Note 2(f))	(7,291,672)
Net cash provided by (used in) financing activities	(7,291,672)

Effect of exchange rate changes on cash	(250,089)
Net increase (decrease) in cash and foreign currency	(985,927)

Cash, restricted cash and foreign currency:*
Beginning balance	1,413,047
Ending balance	$427,120

Supplemental disclosure of cash flow information:
Cash paid during the period for interest expense	$(779,004)

*	Includes foreign currency of $427,120 and $1,133,047 as of June 30, 2023 and December 31, 2022, respectively.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Six Months Ended	Year Ended
	6/30/23†	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$16.01	$21.38	$19.74	$18.24	$15.22	$19.81
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.05	0.10	0.11	0.41	0.25
Net realized and unrealized gain (loss)	2.08	(3.92)	3.51	2.67	3.68	(2.13)
Total from investment operations	2.12	(3.87)	3.61	2.78	4.09	(1.88)
Less distributions from (Note 2(f)):
Net investment income	(0.56)	(0.04)	(0.36)	(0.07)	(0.24)	(0.26)
Net realized gains	—	(1.46)	(0.98)	(0.57)	—	(1.32)
Return of capital	—	—	(0.63)	(0.64)	(0.83)	(1.13)
Total distributions	(0.56)	(1.50)	(1.97)	(1.28)	(1.07)	(2.71)
Net asset value, end of period	$17.57	$16.01	$21.38	$19.74	$18.24	$15.22
Market value, end of period	$15.61	$14.64	$20.21	$17.81	$16.55	$13.62
Total Return based upon (a):
Net asset value	13.46%	–18.20%	18.81%	16.75%	27.44%	–9.80%
Market value	10.63%	–20.45%	25.10%	17.26%	30.09%	–9.81%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$228,636	$208,335	$278,169	$256,749	$237,281	$146,200
Ratios to average net assets (b):
Net expenses	2.16%	1.90%	1.49%	1.81%	2.05%*	1.82%
Total expenses	2.16%	1.90%	1.49%	1.81%	2.05%*	1.82%
Net investment income (loss)	0.51%	0.31%	0.47%	0.64%	1.06%	1.32%
Portfolio turnover rate	5%	15%	16%	23%	29%**	35%
Asset coverage per $1,000 of loan outstanding (c)	$9,413	$8,666	$11,557	$14,066	$8,913	$6,834
Bank borrowing outstanding (in thousands)	$27,175	$27,175	$26,350	$19,650	$29,986	$25,058

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights (concluded)

Selected data for a share of common stock outstanding throughout each period

†	Unaudited.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sale of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sale of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the market price of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Returns for a period of less than one year are not annualized.
(b)	Annualized for any period of less than one year.
(c)	Calculated as the sum of the Fund’s Net Assets and line of credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the line of credit outstanding and multiplying the result by 1,000.
*	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, net expenses and total expenses each would have been 2.00%.
**	Portfolio turnover rate excludes from purchases the cost of long-term investments transferred in-kind from the reorganization. There was no impact to the portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements

June 30, 2023 (unaudited)

1. Organization

Lazard Global Total Return and Income Fund, Inc. was incorporated in Maryland on January 27, 2004 and is registered under the 1940 Act as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol “LGI” and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, and exchange-traded funds, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, may be completed before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, securities in non-US countries may not trade on all business days in New York and on which the NAV of the Fund is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

illiquid securities such as certain derivative instruments), such securities will be valued at their fair value in accordance with procedures approved by the Fund’s Board of Directors (the “Board”). The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts (“ADRs”) or futures contracts. Certain non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The Board has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager has created a Valuation Sub-Committee of the Fund’s Valuation and Liquidity Committee, which may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Securities Transactions and Investment Income—The Fund’s securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments is recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

financial statements. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share (defined below).

(c) Leverage—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”).

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the period ended June 30, 2023, the Fund traded in forward currency contracts.

(e) Federal Income Taxes—The Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

At December 31, 2022, the Fund had $5,759,400 in unused short-term realized capital loss carryovers and $6,764,619 in unused long-term realized capital loss carryovers, which for federal income tax purposes, could be used to offset future realized capital gains with no expiration date. The unused realized capital loss

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

carryovers above include amounts acquired from Lazard World Dividend and Income Fund, Inc. (which traded on the NYSE under the ticker symbol LOR and was acquired by the Fund on December 3, 2019) and may be subject to future limitations.

During the year ended December 31, 2022, the Fund utilized realized capital loss carryovers from previous years amounting to $946,390.

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2022, the Fund elected to defer such losses as follows:

Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
$1,259,988	$—

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$191,625,752	$71,755,923	$7,028,761	$64,727,162

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(f) Dividends and Distributions—The Fund intends to declare and pay dividends monthly. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, currency straddles, adjustments in relation to any reorganization, distribution re-designations, net operating losses, and wash sales. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

Concurrent with the monthly distributions paid throughout the year pursuant to the Fund’s Managed Distribution Policy, the Fund issues any required notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”), each stating that the Fund has distributed more than its then-current net investment income and providing the estimated source(s) of the distribution. There was no return of capital included in the total $1.49676 per share distributed in 2022. The Section 19(a) Notices may also be viewed at www.lazardassetmanagement.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investments during the year and may be subject to changes based on tax regulations. The Fund will provide stockholders a Form 1099-DIV each calendar year explaining how to report these distributions for federal income tax purposes.

(g) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund primarily on the basis of relative net assets.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—The NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of the Fund and the assets of the Fund including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies, and restrictions, and provides the Fund with administrative, operational and compliance assistance services.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services provided by the Investment Manager, payable on a monthly basis. For the period ended June 30, 2023, the effective annualized management fee, as a percentage of the Fund’s average net assets, was 1.18%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (collectively “Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy generally consisting of approximately 60 to 80 US and non-US equity securities, including ADRs, generally of companies with market capitalizations greater than $2 billion, and may include investments in emerging markets. “Currency Investments” are investments in foreign, primarily emerging market currencies (mainly by entry into forward currency contracts), or instruments whose values are derived from the performance of an underlying foreign currency, and also may include debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of the financial exposure represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration, Custody and Transfer Agency Agreements

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

Computershare Trust Company, N.A. is the Fund’s transfer agent and registrar, while Computershare, Inc. acts as the Fund’s dividend disbursing agent.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates, that is payable by all of the funds in the Lazard Fund Complex, is comprised of: (1) an annual fee of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ compensation and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statement of Operations shows the Independent Directors’ compensation and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2023 were $11,101,444 and $21,250,814, respectively.

For the period ended June 30, 2023, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $50 million credit agreement (the “Credit Agreement”) with State Street primarily to borrow to invest Fund assets in Currency investments other than Currency Commitments. The Fund may borrow up to the lesser of $50 million or 33⅓% of its Total Leveraged Assets. The interest rate on Borrowings is, at the Fund’s option, either: (1) the highest of (a) the Federal Funds rate (but not less than 0.0%) plus 0.90%, or (b) the overnight London Interbank Offered Rate (“LIBOR”) (but not less than 0.0%) plus 0.90%; or (2) LIBOR (but not less than 0.0% and adjusted for reserves) plus 0.90% for interest periods of 30 days as requested by the Fund. Should LIBOR no longer be available, any loans then outstanding shall, at the Fund’s option, either be converted to the Federal Funds rate plus 0.90% or otherwise repaid; any new loans after LIBOR is no longer available shall accrue interest at the Federal Funds rate plus 0.90%. Under the Credit Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment line amount (0.25% per annum if the unused portion is less than 25% of the $50 million committed line

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

amount), payable quarterly in arrears. During the period ended June 30, 2023, the Fund had Borrowings under the Credit Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$27,175,000	$27,175,000	5.82%

*	For the 181 days Borrowings were outstanding.

Management believes that the fair value of the liabilities under the Credit Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Federal Funds rate and the LIBOR rate. The Borrowings outstanding under the Credit Agreement as of June 30, 2023 are categorized as Level 2 in the fair value hierarchy, which is further discussed in Note 10.

8. Investment Risks

(a) Market Risk—The Fund’s investment portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Fund’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Fund and its investments.

(b) Leverage Risk—Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of common stock and, with respect to Borrowings, the possibility either that the Fund’s return will fall if the interest rate on any Borrowings

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

rises, or that income will fluctuate because the interest rate of Borrowings varies. To the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s Currency Investments, the benefit of leverage to stockholders is reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s Currency Investments, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. There is no assurance that any leverage strategy the Fund employs will be successful.

If the market value of the Fund’s Currency Investments declines, the leverage will result in a greater decrease in net asset value, or a lower increase in net asset value, than if the Fund were not leveraged. A greater net asset value decrease may be expected to cause a greater decline in the market price for the Fund’s common stock.

(c) Non-US Investments Risk—The performance of the Fund’s investment portfolio will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-US securities may be subject to economic sanctions or other similar governmental actions or developments, which could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities. To the extent the Fund holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless.

(d) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Currency Investments entail the general risks of investing in non-US issuers to a heightened degree.

(e) Foreign Currency Risk—Investments in currencies other than US dollars, or denominated in currencies other than US dollars, may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. In addition, such investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

(f) Forward Currency Contracts Risk—Forward currency contracts may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risks of the creditworthiness of, and default by, the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty.

Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on the performance of the Fund’s portfolio. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains. Successful use of forward currency contracts is subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates. Use of forward currency contracts may cause the Fund’s investment portfolio to experience losses greater than if the Fund had not engaged in such transactions. Derivatives transactions are also subject to operational and legal risk.

(g) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity.

Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility and decreased liquidity and, as a result, bonds and other debt securities may be harder to value or to readily sell at prices at or near their perceived value. The Fund may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall. The prices of non-investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Fund may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(h) Sovereign Debt Risk—Investments in non-US sovereign debt obligations create exposure to the direct or indirect consequences of political, social or economic conditions and events in the countries that issue the obligations and involve special risks not present in investments in US government debt or debt of corporate issuers. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of US government debt or debt of corporate issuers and there may be limited secondary market liquidity. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Sovereign debt risk is increased for emerging market issuers, and certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness. Certain emerging market countries have declared moratoria on the payment of principal and interest on their sovereign debt.

(i) Focused Investing Risk—The Fund’s Global Equity Investments consist of investments in a smaller number of issuers than other, more diversified investment funds. As a result, the Fund’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Fund’s Global Equity Investments consisted of securities issued by a larger number of issuers.

(j) Fund Distribution Risk—Pursuant to the Fund’s distribution policy, the Fund intends to make regular distributions on its shares of common stock. To the extent the total monthly distributions for a year exceed the Fund’s net investment income and net realized capital gain, the excess will generally be treated as a return of capital up to the amount of a stockholder’s tax basis in the Fund’s common stock. Any distributions which constitute a return of capital will reduce a stockholder’s tax basis in the Fund’s common stock, thereby increasing such stockholder’s potential gain or reducing potential loss on the sale of the Fund’s common stock. In addition, such excess distributions will decrease the Fund’s assets and may increase the Fund’s expense ratio. To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

Any amounts distributed to a stockholder in excess of the stockholder’s basis in the Fund’s common stock will generally be taxable to the stockholder as capital gain.

(k) Market Discount from Net Asset Value—Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether an investor will realize gains or losses upon the sale of the Fund’s common stock will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock. Because the market price of the Fund’s common stock will be determined by factors such as relative supply of and demand for the Fund’s common stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Fund’s common stock will trade at, below or above net asset value or at, below or above the price at which an investor bought shares of the Fund’s common stock. The Fund’s common stock is designed primarily for long-term investors, and investors should not view the Fund as a vehicle for trading purposes.

(l) Cybersecurity Risk—The Fund and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Fund’s investment trading; interference with the Fund’s ability to calculate its NAV; the inability of Fund stockholders to transact in shares of the Fund’s common stocks; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

(m) Geopolitical Risk—As a result of the ongoing armed conflict between Russia and Ukraine, the United States, the United Kingdom, the European Union, and several other nations have announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, as well as upon certain banks, companies,

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

government officials, and other individuals in or affiliated with Russia and Belarus. The ongoing conflict and the evolving response measures may continue to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and therefore, could adversely affect the performance of the Fund’s investments. The severity and duration of the conflict is unknown and could continue to impact global economic and market conditions adversely. Management will continue to seek to assess the potential impacts on valuation and liquidity and will take any actions needed in accordance with procedures already approved by the Board of Directors.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s assets and liabilities by each fair value hierarchy level as of June 30, 2023:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2023
Assets:
Common Stocks*
Australia	$—	$1,911,873	$—	$1,911,873
Canada	10,634,336	—	—	10,634,336
China	3,288,184	2,247,302	—	5,535,486
Denmark	—	2,211,474	—	2,211,474
Finland	—	2,178,089	—	2,178,089
France	—	11,249,739	—	11,249,739
Germany	—	1,890,080	—	1,890,080
Hong Kong	—	2,481,414	—	2,481,414
India	3,270,882	—	—	3,270,882
Japan	—	7,742,290	—	7,742,290
Netherlands	—	7,689,628	—	7,689,628
Spain	—	2,438,717	—	2,438,717
Sweden	—	4,467,792	—	4,467,792
Switzerland	—	9,162,242	—	9,162,242
Taiwan	4,290,513	—	—	4,290,513
United Kingdom	2,980,532	12,040,944	—	15,021,476
United States	130,660,632	—	—	130,660,632
Foreign Government Obligations*	—	17,416,513	—	17,416,513
Short-Term Investments	14,252,376	—	—	14,252,376
Other Financial Instruments†
Forward Currency Contracts	—	2,239,922	—	2,239,922
Total	$169,377,455	$87,368,019	$—	$256,745,474
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(392,560)	$—	$(392,560)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Certain equity securities that are included in Level 2 were valued based on reference to similar securities that were trading on active markets.

An investment may be classified as a Level 3 investment if events (e.g., company announcements, market volatility, or natural disasters) occur that are expected to

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

materially affect the value of the investment or if a price is not available through a pricing source in the Fund’s pricing matrix. In this case, the investment will be valued by the Valuation Sub-Committee of the Fund’s Valuation and Liquidity Committee, in accordance with procedures approved by the Board, reflecting its fair market value (“Fair Valued Investment”). The fair valuation approaches that may be used by the Valuation Sub-Committee include, but are not limited to, valuation techniques such as using theoretical ex-rights price models, applying a change in price from a market proxy to a halted security, or determining the intrinsic value of securities.

When determining the price for Fair Valued Investments, the Valuation Sub-Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of the Fair Valued Investment in an arm’s-length transaction. Any fair value determinations shall be based upon all available information and factors that the Valuation Sub-Committee deems relevant and consistent with the principles of fair value measurements.

11. Derivative Instruments

During the period ended June 30, 2023, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$65,400,000
Average amounts sold	$14,600,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2023:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$2,239,922

Liabilities – Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$392,560

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2023 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$4,996,269

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$(983,658)

As of June 30, 2023, the Fund held derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts,

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2023 (unaudited)

as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the Fund is presented in the below table, as of June 30, 2023:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$2,239,922	$—	$2,239,922

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets
Citibank N.A.	$1,346,313	$(110,501)	$(800,000)	$435,812
HSBC Bank USA N.A.	462,336	(216,754)	(245,582)	—
JPMorgan Chase Bank N.A.	292,027	(13,722)	(278,305)	—
Standard Chartered Bank	139,246	(51,583)	—	87,663
Total	$2,239,922	$(392,560)	$(1,323,887)	$523,475

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$392,560	$—	$392,560

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities
Citibank N.A.	$110,501	$(110,501)	$—	$—
HSBC Bank USA N.A.	216,754	(216,754)	—	—
JPMorgan Chase Bank N.A.	13,722	(13,722)	—	—
Standard Chartered Bank	51,583	(51,583)	—	—
Total	$392,560	$(392,560)	$—	$—

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (concluded)

June 30, 2023 (unaudited)

12. Common Stock

The Fund may repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer, the ability of the Fund to raise cash to repurchase shares of its common stock in a tax efficient manner and general market conditions.

13. Accounting Pronouncements

In March of 2020, the Financial Accounting Standards Board (“FASB”) concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank offered reference rates as of the end of 2021. ASU No. 2020-04 was initially intended to be effective for certain reference rate-related contract modifications that had occurred since March of 2020 and that would continue to occur, through December 31, 2022, but FASB has voted to extend the grace period for complete adoption of ASU No. 2020-04 to December 31, 2024, after the UK Financial Conduct Authority delayed the intended cessation date of certain tenors of USD LIBOR to June 30, 2023. FASB issued Accounting Standards Update No. 2022-06, “Deferral of the Subset Date of Topic 848” (“ASU 2022-06”) to formally address the new intended cessation date. Management has adopted ASU No. 2020-04 and ASU 2022-06.

14. Subsequent Events

Management has evaluated subsequent events potentially affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Lazard Global Total Return and Income Fund, Inc.

Proxy Voting Results

(unaudited)

An annual meeting of stockholders was held on April 20 2023, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

Three Class III Directors, each to serve for a three-year term expiring at the 2026 annual meeting and until his or her successor is duly elected and qualified.

Director	For	Withhold Authority
Franci J. Blassberg	10,463,609	340,582
Richard Reiss, Jr.	10,470,313	333,878
Evan L. Russo	10,500,127	304,064

Lazard Global Total Return and Income Fund, Inc.

Other Information

(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Holdings

The Fund files the complete schedule of its holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Board Consideration of Management Agreement

At meetings of the Board held on June 1, 2023 and June 28, 2023, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written materials provided in advance of the meetings in response to detailed questions from the Independent Directors and their counsel, including, at the June 28, 2023 meeting, additional information requested by the Independent Directors at the June 1, 2023 meeting.

In connection with its consideration of the Management Agreement, the Board considered, among other things: (i) the nature, quality and extent of the Investment Manager’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other clients of the Investment Manager, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds, (iv) the profitability of the Investment Manager and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as a Fund grows and whether potential economies may be shared, in some measure, with investors and (vi) other benefits to the Investment Manager from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the Management Agreement, and each Trustee may have afforded different weight to the various factors.

Lazard Global Total Return and Income Fund, Inc.

Other Information

(unaudited) (continued)

Services Provided

The Investment Manager’s materials addressed, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients. As of March 31, 2023, the Lazard Funds complex of 34 active funds comprised approximately $20 billion of the approximately $232 billion of total assets under the management of the Investment Manager and its global affiliates, of which $304 million (leveraged) was in the Fund.

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its stockholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its resources relevant to providing services pursuant to the Management Agreement; the qualifications, experience and other information regarding senior management and key professional personnel responsible for providing services to the Fund; trends in recent years in the number of personnel involved in providing services to the Fund and the adequacy of the Investment Manager’s staffing to provide services pursuant to the Management Agreement; and the Investment Manager’s financial condition.

The Board considered the position of the Investment Manager that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $304 million (leveraged) Fund not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

ISS Advisory Fee and Expense Ratio Comparisons. The Board reviewed information prepared by Institutional Shareholder Services, Inc. (“ISS”), an independent provider of investment company data, including, among other information, the Fund’s contractual advisory fee (i.e., without giving effect to any fee waivers) and net expense ratio (i.e., after giving effect to any expense limitation agreed to by the Investment Manager), each on both an unleveraged (“common assets”) and leveraged (“managed assets”) basis compared to those of:

a group of leveraged closed-end funds not advised by the Investment Manager that were selected by ISS as comparable to the Fund, for expense comparison purposes, based on ISS’s methodology (the “Expense Peer Group”); and

Lazard Global Total Return and Income Fund, Inc.

Other Information

(unaudited) (continued)

It was noted that the Fund was the only fund in Morningstar Inc.’s Global Large-Stock Growth category.

Representatives of the Investment Manager discussed the results of the ISS advisory fee and net expense ratio comparisons with the Board, which showed that on both a managed assets basis and a common assets basis, the advisory fees and net expense ratios of the Fund (including and excluding investment-related expenses) were all below or competitive with those of the corresponding medians of the Expense Peer Group funds. The Board also received a description of ISS’s methodology for its construction of the Expense Peer Group and a summary of how the methodology was applied.

Other Accounts Advisory Fee Comparisons. Representatives of the Investment Manager advised the Board that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies, and strategies similar to those of the Fund.

ISS Performance Comparisons. The Board reviewed, among other performance information provided to the Board on a quarterly basis, information prepared by ISS including, among other information, the Fund’s net asset value performance for the one-, three-, five- and ten-year periods ended March 31, 2023, compared to performance for the same time periods to that of:

a group of leveraged closed-end funds not advised by the Investment Manager that were selected by ISS as comparable to the Fund, for performance comparison purposes, based on ISS’s methodology (the “Performance Peer Group”); and

the Fund’s benchmark index.

It was noted that the Fund was the only fund in Morningstar Inc.’s Global Large-Stock Growth category.

The Board also received a description of ISS’s methodology for its construction of the Performance Peer Group and a summary of how the methodology was applied, including for deviations from the stated methodology and the reasons therefor.

When evaluating the performance of the Fund, the Board considered ISS’s performance analysis along with other information provided by the Investment Manager, including additional information regarding performance expectations, as well as additional perspectives in information prepared by, and in discussions with, representatives of the Investment Manager. The Board also received and would continue to receive regular updates and/or additional information from the Investment Manager in respect of relative underperformance in certain periods or when the Fund was not performing in accordance with expectations.

Lazard Global Total Return and Income Fund, Inc.

Other Information

(unaudited) (continued)

Fee Calculation

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of net assets invested in Global Equity Investments for the purposes of making Currency Investments, and considered the potential advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings, and considered the conflicts of interest that may arise from this fee calculation methodology.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

The Board also considered the disclosure included in the Fund’s annual and semi-annual reports (e.g., note 3 in the notes to the financial statements) regarding the Fund’s methodology of calculating the Investment Manager’s fee, stating that this methodology is different from the way closed-end investment companies typically calculate management fees and explaining the potential conflicts associated with the

Lazard Global Total Return and Income Fund, Inc.

Other Information

(unaudited) (continued)

management fee calculation methodology. In addition, the Board also considered that, to evaluate possible conflicts of interest that may arise from the fee calculation methodology, the Investment Manager had adopted procedures that included certain provisions agreed with the Board, including quarterly reporting and certification to the Board. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Other Benefits

The Board reviewed information prepared by the Investment Manager concerning the Investment Manager’s estimated profitability percentage resulting from its, and its affiliates’, relationship with the Fund for the calendar year ended December 31, 2022 and the Investment Manager’s cost allocation methodology to compute an estimate of each the Fund’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant benefits from the Investment Manager acting as investment manager to the Fund, other than the benefit of soft dollar commissions received in connection with the management of the Fund.

The Board considered that the profitability percentage was within ranges determined to be appropriate by relevant court cases. The Board (1) considered the Investment Manager’s estimated profitability percentage with respect to the Fund as part of the evaluation of the Fund’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability percentage in light of the relevant circumstances for the Fund. Representatives of the Investment Manager and the Board discussed ways that any potential economies of scale might be realized and how they may be shared, including the Investment Manager’s reinvestment of profits back into its business, waiving or reducing management fees and/or reimbursing expenses, adding discounts to the management fee schedule as assets increase or by instituting management fees at inception that account for future scale.

Conclusions and Determinations

At the conclusion of these discussions, the Board expressed the opinion that it had been furnished with such information in connection with the June 1, 2023 and June 28, 2023 meetings and throughout the year as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

Lazard Global Total Return and Income Fund, Inc.

Other Information

(unaudited) (concluded)

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $232 billion global asset management business.

The Board concluded that the Fund’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided.

The Board, after considering the information provided and the totality of the relevant circumstances for the Fund, considered management’s assertions that the Fund was generally performing in accordance with expectations.

It was noted that, since the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets. In evaluating the Management Agreement, the Board relied on the information described above, in addition to other information provided by the Investment Manager throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement.

Such other information included the investment performance of the Fund in comparison to a benchmark performance index over various time periods; information regarding the expected pattern of performance for the Fund in different market conditions; general market outlook as applicable to the Fund; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Investment Manager and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality as well as other relevant factors and determined to approve the Management Agreement. In deciding whether to vote to approve the Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210-1641

Transfer Agent, Registrar and Dividend Disbursing Agent

Computershare

P.O. Box 43006

Providence RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036-6797

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

The Registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent stockholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) The Code of Ethics is not applicable to this semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: August 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: August 25, 2023

By /s/ Christina Kennedy

Christina Kennedy

Treasurer

Date: August 25, 2023